UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
December 1, 2009
(Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.  Regulation FD

Item 7.01  Regulation FD Disclosure

On December 1, 2009, Callon Petroleum Company announced it has set November 30, 2009 as the record date for a Special Meeting of Shareholders to be held Thursday, December 31, 2009 at its company headquarters located at 200 North Canal Street, Natchez, MS 39120. The meeting will begin at 10:00 a.m. (CST).

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Title of Document

99.1	Press release dated December 1, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

December 1, 2009	By:	/s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated December 1, 2009